LEASE AGREEMENT
                                 ---------------

1. PARTIES. This Lease dated Aug. 28th, 2001, is made by and between PITTSBURGH PROPERTIES, LTD. an Ohio Limited Partnership (herein called "Lessor") with offices at 33 North Third Street, Columbus, Ohio 43215, and XRG, INC., a Delaware corporation (herein called "Lessee").

2. PREMISES. Lessor does hereby lease to Lessee certain space (Premises), known as Suite 614 (as shown on attached Exhibit A), 100 Fifth Avenue, Pittsburgh, PA 15222.

     Said Lease is subject to the terms, covenants and conditions herein set forth and the Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of the said terms, covenants and conditions by it to be kept and performed.

3. TERM. The Term of this Lease shall be for five (5) years commencing September 1, 2001 and ending August 31, 2006. It is agreed that this Lease shall continue thereafter from year to year on the same terms and conditions, except that the monthly rent shall be increased by five (5%) per cent over that amount to be paid during the last calendar month of the preceding term, unless either Lessor or Lessee elects to terminate this Lease by delivering written notice to the other not less than ninety (90) days before the end of any term.

4. RENT. During the term of this Lease Lessee agrees to pay, in lawful money of the United States, the following rent:

From  September 1, 2001 to and including  November 30, 2001,  $100.00 per month.
From December 1, 2001 to and including August 31, 2004, $1,031.00 per month. From September 1, 2004 to and including August 31, 2006, $1,084.00 per month.

     All rent shall be due and payable on the first day of each and every month. All payments shall be made payable to PITTSBURGH PROPERTIES and mailed to PITTSBURGH PROPERTIES, PO Box 710933, Columbus, OH 43271-0933.

5. LATE CHARGE. All rents not received by the fifth (5th) day of each month, or any invoice for other charges not paid when due, must be accompanied by a late charge of ten percent (10%) of said payment, which payment shall be additional rent and shall be due without demand.

6. SECURITY DEPOSIT. Lessee has deposited with Lessor the sum of Three Thousand Two Hundred Fifty Two Dollars ($3,252.00). After the end of each of the first two years of this lease term, Lessor will credit back to Lessee as a rent credit $1,084.00 if no default has occurred on Lessee's part during the preceding year. The remaining sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the term hereof, and may be applied by Lessor, in the event of Lessee's default, to any damage suffered by Lessor as the result of Lessee's default. If Lessor uses, applies or retains all or any part of the security deposit due to a default by Lessee, Lessee will within five
(5) days after written demand therefore, deposit sufficient funds with Lessor to restore the security deposit to its original amount.

7. TAXES, INSURANCE, AND INCREASES FOR OPERATING EXPENSES.

     During the Lease term and any renewal term, Lessee shall pay, as additional rent, Eighty Dollars ($80.00) per month for Lessee's share of Taxes and Insurance.
     During the Lease term and any renewal term, Lessee shall pay his proportionate share of any increases in operating expenses of the Building over the base year 2000. Operating Expenses shall include any and all costs and expenses (except insurance, and real estate taxes) paid or incurred by Lessor in connection with the operation, management, or maintenance of the Building. The operating expenses for each calendar year shall be compared annually with the operating expenses for the base year and any increase over the operating expenses for the base year shall be apportioned in the ratio of the net rentable area leased by Lessee to the total net rentable area in the Building. Lessee's proportionate share of such increases is 1.3%, and shall be paid within thirty
(30) days after the notice  from  Lessor.
     Lessee shall pay a monthly estimate prepared by Lessor and adjusted from time to time as Lessor deems appropriate, towards the amounts due in this Article and said estimate shall be considered additional rent. An annual reconciliation of Operating Expenses shall be forwarded to Lessee indicating any credit due Lessee or any additional monies owed to Lessor by Lessee.

8. USE. Lessee shall use the Premises for general business purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Lessor.

9. COMPLIANCE WITH LAW. Lessee shall not use or permit the Premises to be used, for any purpose which will in any way conflict with any law, statute, ordinance, rule or regulation of any duly constituted authority, or which will. in Lessor's opinion, adversely affect the rentability or reputation of the Building.

10. ALTERATIONS AND ADDITIONS. Lessee shall not make any alterations, additions or improvements to the Premises or any part thereof without the written consent of Lessor.

11. REPAIRS

     11a. By taking possession of the Premises, Lessee accepts the Premises as being in good condition and repair. Lessee shall, at Lessee's sole cost and expense, keep the Promises in good condition and repair, damage from causes beyond the reasonable control of Lessee and ordinary wear and tear excepted.

     11b. Lessor shall maintain and repair the structural portions of the Building, all common areas of the Building, and the air conditioning, heating and electrical systems installed or furnished by Lessor, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Lessee, its agents, employees or invitees.

12. LIENS. Lessee shall keep the Premises and the property in which the Premises are located free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

13. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this Lease and shall not sublet the Premises or any part thereof without the written consent of Lessor. It shall be a condition to any consent by Lessor to an assignment or subletting that Lessee shall accompany such request with a certified check in the amount of Two Hundred Dollars ($200.00) to reimburse Lessor for administrative and legal expense for the review and preparation of necessary documents.

14. TRANSFER OF LESSEES. In the event the Premises leased to Lessee are less than 2,000 square feet in area, Lessor reserves the right, at its option and upon giving not less than thirty (30) days written notice to Lessee, to transfer and remove Lessee from Premises to other space of substantially the same size and rent in the Building. Lessor shall bear all reasonable costs of said removal and transfer. Lessee may elect not to accept said transfer, in which case, this lease 'shall terminate and both Lessee and Lessor shall be released from further liability.

15. HOLD HARMLESS. Lessee shall indemnify and hold Lessor harmless against and from any and all claims, including attorney fees arising from Lessee's use or occupancy of the Premises.

16. SUBROGATION. As long as their respective insurers so permit, Lessor and Lessee hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage or other property insurance policies existing for the benefit of the respective parties.

17. LIABILITY INSURANCE. Lessee shall maintain in full force and effect, during the term of this Lease or any extension thereof, public liability insurance for its own protection and for the protection of Lessor against injuries, accidents or causes of action of every nature and kind whatsoever which are normally covered by "owner-tenant" liability insurance that may arise from the use and occupation of, in and about the Premises, by Lessee, Insurance shall be with limits of not less than one million dollars ($1,000,000.00) inclusive of all injuries or death to persons and damage to property of others arising from any one occurrence. Lessor and Lessee shall be named as insured in the policies or certificates of such coverage.

18. SERVICES AND UTILITIES. Provided that Lessee is not in default hereunder, Lessor agrees to furnish to the Premises during normal business hours on generally recognized business days, as determined by Lessor at his sole discretion, electricity for normal lighting and fractional horsepower office equipment, heat and air conditioning as required in Lessor's judgement, and janitorial service.
Lessor shall also maintain the elevators and common areas in the Building of which the Premises are a part. Lessee shall not be entitled to any reduction of rent or to damages by reason of Lessor's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, or labor disputes of any character, or by any other cause beyond the reasonable control of Lessor.

19. RULES AND REGULATIONS. Lessee shall faithfully observe and comply with all rules and regulations that Lessor shall from time to time promulgate and are currently as follows:

a. Lessee agrees that it, its employees, agents, patrons and invitees will not:

     1. Obstruct sidewalks, entrances, passages, elevators, vestibules, stairways, corridors or halls.
     2. Cover or obstruct windows or doors or place any item or article on window sills or convectors.
     3. Attach or install any sign, notice, or lettering on any part of the Premises or Building, without Lessor's approval.

     4. Bring into or keep in the Building, bicycles or other vehicles, animals or birds of any kind, or permit the use of any part of Premises for cooking or sleeping.
     5. Bring into or keep in the Building any inflammable, combustible or explosive material or do anything which will increase the danger of fire, make void or voidable any insurance on Building, or result in any increased premium for such insurance; or permit any objectionable odors to emanate from Premises.
     6. Disturb or interfere with the other occupants of Building by any means or in any way,
     7. Place additional locks or bolts on doors or windows or change existing locks or bolts or the mechanism thereof.
     8. Move furniture, equipment, or supplies into or out of Promises, without the prior written consent of Lessor.
     9. Advertise in any way which, in Lessor's opinion, tends to impair the reputation of Building or its desirability as an office building.

20. HOLDING OVER. Any holding over after the expiration of the term hereof shall be construed as a tenancy from month to month at a minimum rental of one and one-half (1-1/2) times the monthly minimum rent for the month immediately preceding such holdover, and shall otherwise be on the terms and conditions herein before specified.

21. ENTRY BY LESSOR. Lessor shall at any and all times have the right to enter the Premises to inspect the same, perform or supply any services to be provided by Lessor, and to submit said Premises to prospective purchasers or tenants. Lessor shall at all times have a key to the Premises.

22. RECONSTRUCTION. In the event the Premises, or the Building of which the Premises are a part, are damaged by fire or other perils Lessor shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be reduced in proportion to the damage to the Premises, or (2) give notice to Lessee at any time within (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice.

23. DEFAULT. The occurrence of any one of the following events shall constitute a default and breach of this Lease by Lessee.

     23a. The vacating or abandonment of the Premises by Lessee.
     23b. The failure by Lessee to pay when due the rent or any other payment. 23c. The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease.
     23d. The making by Lessee of any general assignment or general arrangement for the benefit of creditors, or the filing by or against Lessee of a petition to have Lessee adjudged bankrupt, or a petition for reorganization under any law relating to bankruptcy.

24. REMEDIES IN DEFAULT. In the event of default by Lessee, Lessor may:
     24a. Enter the Premises, with or without legal process, and again possess and enjoy the same as if this Lease had not been made, and the entire amount of unpaid rent due or thereafter to become due hereunder shall, without further notice or other action on the part of Lessor, accelerate and immediately become due and payable.
     24b. Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Promises to Lessor.
     24c. Maintain Lessee's right to possession, in which case this Lease shall continue in effect.

25. EMINENT DOMAIN. If any portion of the Building of which the Promises are a part shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, Lessor shall have the right, at its option, to terminate this Lease, and Lessor shall be entitled to any and all income, rent or award of any kind which may be paid or made, and Lessee shall have no claim against Lessor for the value of any unexpired term of this lease.

26. NOTICES. All notices to be given by either party to the other hereunder shall be in writing. Notices to the Lessee shall be sent by United States mail, postage prepaid, addressed to the Lessee at the Premises, or to such other place as Lessee may from time to time designate. Notices to the Lessor shall be sent by United States mail, postage prepaid, addressed to the Lessor at Pittsburgh Properties, Ltd., 33 N. Third Street, Suite 500, Columbus, OH 43215-3590, or to such other person or place as the Lessor may from time to time designate.

27. BROKERS. Lessee warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. The agent representing the owner of the real estate is exclusively representing the owner of the real estate.

28. WAIVER AS TO LOSS OR DAMAGE. Lessor shall not be liable for the loss of or damage to any property of Lessee or of others by theft or otherwise, nor for any injury to Lessee, its employees, agents, or invitees.

29. LESSOR'S ALTERATIONS. Provided this Lease is fully executed by August 30, 2001, Lessor shall promptly schedule the following alterations as soon as reasonably possible after this lease has been fully executed:

     o Build the doorway(s)and install the door(s) as shown on the attached Exhibit B
     o    Replace damaged ceiling tile throughout suite.
     o    Clean entire suite.
     o Replace brass colored door plates on two (2) doors as shown on the attached Exhibit B.
     o Install building standard mail slot on the door as shown on the attached Exhibit B.
     o    Make existing ceiling lights operable and replace lenses as needed.
     o    Replace any nonfunctioning light tubes and ballasts.

30. TELECOMMUNICATIONS. Lessee shall, during the term of this Lease and any Renewal thereafter, satisfy its dial tone, long distance and broad band service needs by contracting with North Pittsburgh Systems, Incorporated or one of its subsidiaries, as long as the pricing of the above services provided by North Pittsburgh Systems, Incorporated is equal to or less than that of Bell Atlantic.

31. TRIAL BY JURY. Lessor and Lessee each hereby waives its right to a jury trial of any issue or controversy arising under this Lease.

32. TERMINATION CLAUSE. If Lessee is in default of this Lease, Lessor shall have the right to terminate this Lease by delivering a written thirty (30) day notice to Lessee.

33. RIGHT OF FIRST REFUSAL. Lessor shall not enter into a Lease for either Suite 608 or 609 with any party other than Lessee without first offering said Suite to Lessee. In the event that Lessee and Lessor do not agree upon the terms and conditions of a Lease covering either Suite 608 or 608, within seven (7) days after Lessor offers said Suite to Lessee, Lessor shall be free to lease either Suits 608 or 609 to others. Lessor shall be free to lease either Suite 608 or 609 to others without offering said Suite to Lessee anytime after August 31, 2006.


IN TESTIMONY WHEREOF, the parties have executed duplicate counterparts of this Lease.


Signed and acknowledged                     LESSOR: PITTSBURGH PROPERTIES, LTD.
in the presence of:

----------------------                      BY:_______________________________
Witness

Signed and acknowledged                     LESSEE: XRG, INC.
in the presence of:
                                           BY:________________________________
----------------------
Witness

                          ADDENDUM TO LEASE AGREEMENT

     The following provision is hereby added to and made a part of the Lease Agreement consummated between XRG, INC., Lessee and PITTSBURGH PROPERTIES, LTD., Lessor.

                            GUARANTY OF PERFORMANCE
                            -----------------------

INTENDING TO BE LEGALLY BOUND, AND IN CONSIDERATION OF THE LEASE AGREEMENT WITH LESSEE, the undersigned, jointly and severally, hereby guarantee the faithful performance of all of the terms, covenants, and conditions of this Lease Agreement by Lessee, and guarantee, payment in full of all sums that may become due and owing Lessor by Lessee. This Guaranty shall remain in effect throughout the term of this Lease and any continuation or renewal thereof and so long as Lessee may owe any sum to Lessor. The liability of the undersigned shall be continuing absolute and unconditional and Lessor shall not be required to exercise remedies against Lessee before proceeding against the undersigned. Lessor shall notify the undersigned if Lessee shall breach this Lease Agreement. The Lessor may not enforce the provisions of this Guaranty unless and until the default or breach shall not be cured within five (5) days after such notice.


     IN WITNESS WHEREOF, we have set our hands at Pittsburgh, Pennsylvania on the 28th day of August 2001.

                                           BY:________________________________
----------------------
Witness